EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

I, John R. Howe, Executive Vice President, Chief Financial Officer of The Cato Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.   the Form 10-Q of the Company for the quarter ended July 29, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 25, 2017

/s/ John R. Howe
John R. Howe
Executive Vice President
Chief Financial Officer